Exhibit 10.1

LOAN AND SECURITY MODIFICATION AGREEMENT

This modification to the Loan and Security Agreement, dated as of January 6, 2023 (the “LSA”), is made among Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower”), Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company (collectively, the “Guarantors”, and each individually, a “Guarantor”), Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Agent”), and each of the lenders initially a signatory hereto together with their successors and assignees under Section 10.8 (the “Lenders”) and is dated October 11, 2023 (the “New Issue Date”) and is referred to as this “Loan and Security Modification Agreement”. This Loan and Security Modification Agreement is being entered into in accordance with Section 10.2 of the LSA.

RECITALS:

WHEREAS, on January 6, 2023, the Lenders entered into the LSA with the Borrower pursuant to which they made a Term Loan of up to $2,000,000.00 (the “Original Loan”) to the Borrower to finance certain accounting and legal expenses necessary for the registration of the securities of the Agent, and for other purposes approved in writing by the Agent, secured by, among other things, (a) a first-lien security interest in all of Borrower’s personal property, and (b) unconditional guarantees from the Guarantors in favor of the Lenders, secured by, among other things, a first-lien security interest in all of each Guarantor’s personal property, on terms and subject to the provisions contained in the Pledge and Security Agreement, dated January 6, 2023;

WHEREAS, the Borrower is requesting that the Lenders and Lenders agree to make certain modifications to the LSA as described herein, and the Agent and the Lender are willing to do so under the terms and conditions set forth in this Loan and Security Modification Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the LSA. This Loan and Security Modification Agreement shall constitute a Loan Document for all purposes of the LSA and the other Loan Documents.

2. Modifications to LSA. Upon the effectiveness of this Loan and Security Modification Agreement, the LSA is hereby amended as follows:

a.	Section 1.1 of the LSA is modified by amending or supplementing the following definitions in alphabetical order:

“Face Amount” means $3,000,000.00.

“Guarantor Pledge and Security Agreements” means each Pledge and Security Agreement among the Agent on behalf of the Lenders and each Guarantor, executed and delivered on January 6, 2023, as amended or supplemented from time to time.

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“Guarantees” means the guaranty made by each of the Guarantors in favor of the Agent on behalf of the Lenders, executed and delivered on January 6, 2023, as amended or supplemented from time to time.

“Maturity Date” means (1) in respect of the Original Loan, the earliest to occur of (a) the date that is six (6) months after the Issue Date and (b) the date that is five days after the Subsequent Equity Offering Date and (c) such earlier time to which the Obligations may be accelerated under Section 9.1 of the LSA and (2) in respect of the New Loan, the earliest to occur of (a) the date that is six (6) months after the New Issue Date and (b) the date that is five days after the Subsequent Equity Offering Date and (c) such earlier time to which the Obligations may be accelerated under Section 9.1 of the LSA.

“Note” means, collectively, the promissory notes issued under the LSA, as amended on and with a principal amount of $3,000,000.00 from the date hereof.

b.	Section 2.1 of the LSA is modified by adding the following language at the end thereof:

The Lenders may, in the sole discretion of the Lenders after prior written request by the Borrower, make an additional Advance of $1,000,000.00 to the Borrower (the date of such Advance, the “Advance Date” for such Advance); provided the aggregate principal amount of the Initial Advance and the Advance shall not exceed the Face Amount. The Agent may set off from the Advance any and all unpaid costs, fees, and expenses related to such Advance to be paid to the Lenders as provided herein, including, without limitation, all reasonable legal fees, costs, and expenses incurred by Lenders in connection with such Advance.

c.	Section 9.1 of the LSA is modified by adding the following language:

(r) The failure to file a registration statement to register the New Warrants on or before February 1, 2024, shall be an Event of Default (the “Resale Registration Statement”).

3. Conditions to Effectiveness. This Loan and Security Modification Agreement shall become effective on the date (such date, the “Effective Date”) on which the following conditions are satisfied:

a. the Agent and the Lenders shall have received counterpart signatures to this Loan and Security Modification Agreement duly executed and delivered by the Borrower, the Agent and the Lenders; and

b. the representations and warranties in Section 5 of the LSA shall be true and correct.

4. Representations and Warranties of the Borrower. Each of the representations and warranties of the Borrower in the LSA are true and correct as of the date hereof and the Effective Date.

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5. No Implied Amendment or Waiver. Except as expressly set forth in this Loan and Security Modification Agreement, this Loan and Security Modification Agreement is limited to the matters specifically set forth herein and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the LSA and the Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the LSA and the Loan Documents, all of which shall continue in full force and effect. Nothing in this Loan and Security Modification Agreement shall be construed to imply any willingness on the part of the Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the LSA and the Loan Document.

6. Guarantor Reaffirmation. Each Guarantor hereby ratifies and reaffirms as of the date hereof the guarantee granted by it to the Agent for the benefit of the Lenders under the LSA and the Loan Documents and agrees and acknowledges that such guarantee shall continue and shall remain in full force and effect from and after the date hereof after giving effect from and after the date hereof, and the obligations guaranteed thereby shall include the Loan Parties’ obligations under the LSA and the Loan Documents from and after the date hereof. Except as expressly provided herein, this Loan and Security Modification Agreement shall not release, reduce or diminish any Loan Parties’ obligations to the Agent and the Lender under the Loan Documents, or prejudice, alter or in any regard adversely affect the rights and remedies of the Agent or the Lender in respect thereof.

7. Reaffirmation of Security Interest. Except as expressly set forth in this Loan and Security Modification Agreement, each Loan Party hereby (i) affirms that each of the security interests and liens granted in or pursuant to the LSA and the Loan Documents are valid and subsisting and shall continue and shall remain in full force and effect from and after the date hereof and (ii) agree that this Loan and Security Modification Agreement shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the LSA and the Loan Documents.

8. Restatement. Except as set forth herein, all terms, conditions and schedules of the LSA and Loan Documents remain in full force and effect, are incorporated herein by reference and shall apply to the New Loan.

9. Issuance of Warrants. In consideration for executing the Loan and Security Modification Agreement the Borrower hereby offers to issue to the Agent or its designees:

a new unregistered Common Stock Purchase Warrant (“New Warrant”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), to purchase up to 169,196 shares of Common Stock of the Company (the “New Warrant Shares”), which New Warrant shall have an exercise price per share equal to $1.90, subject to adjustment as provided in the New Warrant, will be exercisable at any time six months after the date of issuance, and have a term of exercise of five and one-half (5.5) years from the date of issuance, provided that, if such termination date is not a Trading Day, the date that is the immediately following Trading Day, which New Warrant shall be substantially in the form as set forth in Exhibit A hereto.

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The New Warrant certificate(s) will be delivered within two (2) Trading Days following the date of the Loan and Security Modification Agreement, and such New Warrants, together with any underlying shares of Common Stock issued upon exercise of the New Warrants, will, unless and until registered, contain customary restrictive legends and other language typical for an unregistered warrant and unregistered shares.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto.

10. Use of Proceeds. The proceeds of the New Loan shall be used for (i) general and corporate purposes, (ii) operations, including, but not limited to, the purchase of inventory and (iii) the preparation and filing of a registration statement in respect of the New Warrants and their underlying shares.

11. Miscellaneous. Section 9.1(q) of the LSA shall not apply to the New Loan, this Loan and Security Modification Agreement and the Loan Documents.

12. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

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Annex A

Representations, Warranties and Covenants of the Borrower. The Borrower hereby makes the following representations and warranties to the Agent:

a)	SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

b)	Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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c)	No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this letter agreement.

d)	Registration Obligations. The Company shall use commercially reasonable efforts to cause the Resale Registration Statement to become effective within 181 calendar days following the Closing Date and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares.

e)	Trading Market. The transactions contemplated under this letter agreement comply with all the rules and regulations of the Nasdaq Capital Market.

f)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this letter agreement, other than: (i) the filings required pursuant to this letter agreement; (ii) application(s) or notice to each applicable Trading Market for the listing of the New Warrants and New Warrant Shares for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

g)	Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the New Warrant Shares on such Trading Market and promptly secure the listing of all of the New Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the New Warrant Shares, and will take such other action as is necessary to cause all of the New Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

i)	Form D; Blue Sky Filings. If required, the Company agrees to timely file a Form D with respect to the New Warrants and New Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the New Warrants and New Warrant Shares for, sale to the Holder at Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Holder.

[Signature Page to Modification to Loan and Security Agreement]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

CONNEXA SPORTS TECHNOLOGIES INC.,
a Delaware corporation, as Borrower

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

[Signature Page to Modification to Loan and Security Agreement]

GUARANTORS:

SLINGER BAG AMERICAS INC.,
a Delaware corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

SLINGER BAG CANADA INC.,
an Ontario corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Authorized Signatory

SLINGER BAG LIMITED,
an Israeli corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

SLINGER BAG AUSTRALIA PTY LTD,
an Australian corporation, as Guarantor

By:
Name:	Jalaluddin Shaik
Title:	President

[Signature Page to Modification to Loan and Security Agreement]

AGENT:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

LENDERS:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

[Signature Page to Modification to Loan and Security Agreement]